DISBURSEMENT AUTHORIZATION

TO: AUCTUS FUND, LLC (the "Investor")

FROM: LINGERIE FIGHTING CHAMPIONSHIPS, INC. (the "Company")

DATE: May 12, 2022

RE: Disbursement of Funds

In connection with the issuance of that certain 12% promissory note in the aggregate principal amount of $52,000.00 (the "Note"), pursuant to that certain securities purchase agreement dated as of May 12, 2022, the Investor is hereby directed to disburse the purchase price of $52,000.00 as follows:

1. $45,000.00 to the Company, in accordance with the wire transfer instructions attached as Schedule A hereto; and

2. $4,000.00 to Auctus Fund Management, LLC in accordance with the wire transfer instructions attached as Schedule B hereto; and

3. $3,000.00 withheld for Investor's legal fees.

[Signature page to follow]

LINGERIE FIGHTING CHAMPIONSHIPS, INC.

By: *Shaun Donnelly*
Name: Shaun Donnelly
Title: Chief Executive Officer

[Signature Page to Disbursement Authorization]

Schedule A

Account Name:	Lingerie Fighting Championships, Inc.
Routing Number:	026009593
Account Number:	501017820633
Beneficiary Address:	7701 Donald Nelson Ave., Las Vegas, NV 89131
Bank Name:	Bank of America
Bank Address:	100 North Tryon Street, Charlotte, NC 28255

Schedule B

Account Name:	Auctus Fund Management, LLC
Account Address:	545 Boylston Street, 2nd Floor, Boston, MA 02116
ABA Routing Number:	011500120
Account Number:	1338442314
Bank Name:	Citizens Bank
Bank Address:	1 Exchange Place 53 State Street Boston, MA 02109